SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Palmer Square Opportunistic Income Fund

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: $0

[ ]	Fee paid previously with preliminary materials. N/A

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

2

PALMER SQUARE OPPORTUNISTIC INCOME FUND

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

_____________, 2018

Dear Shareholder:

The Board of Trustees (the “Board”) of Palmer Square Opportunistic Income Fund (the “Fund”) has called a special meeting of the shareholders of the Fund to take place on December 17, 2018, at [_______ a.m./p.m. Central Time] at the Fund’s office located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205 (the “Meeting”). The purpose of the Meeting is to ask shareholders to vote on the following items:

1.	Election of Christopher D. Long as trustee;

2.	Approval of a new investment advisory agreement between the Fund and Palmer Square Capital Management LLC (“Palmer Square”); and

3.	Any other matters that properly come before the meeting.

You are being asked to elect Christopher D. Long as a trustee of the Board. The Board appointed Mr. Long as an “interested trustee” of the Fund in February 2018. Through his position as Founder, CEO and President of Palmer Square and prior experience in the financial services industry prior to founding Palmer Square, Mr. Long has extensive experience in the investment management industry, including in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Long is also the President and a portfolio manager of the Fund.

Palmer Square has served as the investment advisor of the Fund since the commencement of Fund operations in 2014. Currently, Palmer Square is majority-owned by Montage Investments, LLC, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employee of Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Fund, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”).

Under the Investment Company Act of 1940, as amended, the Transaction will result in an assignment and termination of the existing advisory agreement between Palmer Square and the Fund. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved a new advisory agreement on October 17, 2018 (the “New Agreement”) which allows Palmer Square to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the Initial Agreement.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement at the Meeting. Under the New Agreement, Palmer Square will provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are substantially similar in all material respects to those of the existing agreement and for the same fees that are currently in effect. The Fund’s investment objectives and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund.

i

After consideration of each of the proposals, the Board has unanimously approved each proposal. The Board of Trustees recommends that you vote FOR each proposal.

The Transaction and the proposals are discussed in detail in the enclosed Proxy Statement. We have also enclosed a notice of the Meeting. If you have received this mailing, you were a Fund shareholder of record as of the close of business on October 17, 2018, and you are entitled to vote at the Meeting and any adjournment of the Meeting.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, I thank you for your continued investment in the Palmer Square Opportunistic Income Fund.

Sincerely,

/s/ Christopher D. Long

Christopher D. Long, President

Palmer Square Opportunistic Income Fund

ii

PALMER SQUARE OPPORTUNISTIC INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On December 17, 2018

A Special Meeting of Shareholders of the Palmer Square Opportunistic Income Fund (the “Fund”) will be held on [December 17, 2018, at ______ a.m./p.m.], Central Time, at the Fund’s office located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205 (the “Meeting”). At the Meeting, we will ask the shareholders of the Fund to vote on:

1.	Election of Christopher D. Long as trustee;

2.	Approval of a new investment advisory agreement between the Fund and Palmer Square Capital Management LLC; and

3.	Any other matters that properly come before the meeting.

The Board of Trustees of the Fund has unanimously approved each of the proposals listed above. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL

Please read the accompanying Proxy Statement for a more complete discussion of each Proposal.

Shareholders of the Fund of record as of the close of business on October 17, 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are invited to attend the Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Fund, as promptly as possible. This is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Meeting.

By order of the Board of Trustees,

/s/ Christopher D. Long

Christopher D. Long, President

Palmer Square Opportunistic Income Fund

iii

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q. What proposals am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following proposals, and to transact any other business as may properly come before the Meeting or any adjournment or postponement thereof:

1.	To elect Christopher D. Long as a trustee; and

2.	To approve a new investment advisory agreement between the Palmer Square Opportunistic Income Fund (the “Fund”) and Palmer Square Capital Management LLC (“Palmer Square”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you owned shares of the Fund as of October 17, 2018 and have the right to vote on these very important proposals concerning your investment.

Q. Who is the nominee for Trustee (Proposal 1)?

A. You are being asked to vote for the election of Christopher D. Long as a Trustee to hold office until the next meeting of shareholders at which trustees are elected or until his resignation, removal or death. The Board appointed Mr. Long as an “interested trustee” of the Fund in February 2018. Through his position as Founder, CEO and President of Palmer Square and prior experience in the financial services industry prior to founding Palmer Square, Mr. Long has extensive experience in the investment management industry, including in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Long is also the President and a portfolio manager of the Fund.

Q. How does the Board of Trustees recommend that I vote for Proposal 1?

A. The Fund’s two Independent Trustees, Megan Webber and James Neville, Jr., were elected to their positions as Trustees by the initial shareholder of the Fund. The Board believes that it is in the Shareholders’ best interest to have a Board that is entirely composed of elected Trustees. Accordingly, the Board of Trustees unanimously recommends that you vote FOR Proposal 1.

Q. What is the required vote to approve Proposal 1?

A. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting. A plurality vote means that the person receiving the highest number of votes will be elected, regardless of whether that person receives a majority of the votes cast.

Q. Why are shareholders of the Fund being asked to approve a new investment advisory agreement (Proposal 2)?

A. Palmer Square has served as the investment advisor of the Fund since the commencement of Fund operations in 2014. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employee of Palmer Square. Mr. Long currently owns a greater than 25% interest in Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Fund, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”). Mr. Long currently owns a greater than 25% interest in Palmer Square. After completion of the Transaction, Palmer Square will be entirely owned by Mr. and Mrs. Long (indirectly through the wholly-owned entity) and employees of Palmer Square.

Under the Investment Company Act of 1940, as amended, the Transaction will result in an assignment and termination of the Fund’s existing advisory agreement with Palmer Square (the “Initial Agreement”). The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund for it to become effective. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved a new advisory agreement on October 17, 2018 (the “New Agreement”) which allows Palmer Square to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the Initial Agreement. The New Agreement will be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the New Agreement will remain in effect for a two-year period.

To provide for continuity in the operation of the Fund, the Board has determined that it is appropriate to seek shareholder approval of the New Agreement at a special meeting of shareholders of the Fund. Under the New Agreement, Palmer Square will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are substantially similar in all material respects to those of the Initial Agreement and for the same fees that are currently in effect.

Q. How will the Transaction or the approval of the New Agreement affect me as a Fund Shareholder (Proposal 2)?

A. There will be no reduction in the nature or quality of the services provided to the Fund as a result of the Transaction. The Fund’s investment objectives and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund. The provisions of the New Agreement are the same as those of the Initial Agreement in all material respects except for the new commencement date and the initial 150-day term. The advisory fee rate will remain the same as under the Initial Agreement. If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The portfolio managers who have managed the Fund since its inception will continue to manage the Fund under the New Agreement.

Q. Has the Board of Trustees approved the New Agreement for the Fund and how does the Board of Trustees recommend that I vote (Proposal 2)?

A. The Board of Trustees unanimously approved the New Agreement at a meeting held on October 17, 2018, and recommends that you vote FOR Proposal 2.

Q. What is the required vote to approve Proposal 2?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Additional Information About the Meeting

Q. Who will bear the costs related to this proxy solicitation?

A. Palmer Square has agreed to bear all such costs.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on October 17, 2018 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of the Fund, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205, on December 17, 2018, at [___:00 a.m./p.m.] Central time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the prompts;

•	By Telephone: Call the number printed on the enclosed proxy card(s) and follow the prompts;

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope; or

•	In Person: Attend the Meeting as described in the Proxy Statement.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of each proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. Who should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-800-690-6903. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

PROXY STATEMENT

Palmer Square Opportunistic Income Fund

The Board of Trustees (the “Board”) of Palmer Square Opportunistic Income Fund (the “Fund”) is sending this Proxy Statement to the shareholders of the Fund in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about [_________, 2018], to the shareholders of the Fund of record as of October 17, 2018 (the “Record Date”). The number of shares of the Fund outstanding on the Record Date was 7,195,289.067.

Shareholders of the Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Information on shareholders who owned beneficially more than 5% of the shares of the Fund as of the Record Date is in Appendix A. [To the knowledge of the Fund, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on December 17, 2018. This Proxy Statement is available on the Internet at www.proxyvote.com.

PROPOSAL 1: ELECTION OF TRUSTEE

The Fund’s two Independent Trustees, Megan Webber and James Neville, Jr., were elected to their positions as Trustees by the initial shareholder of the Fund. Mr. Long was appointed to the Board by the Independent Trustees. The 1940 Act permits a trustee to be appointed without a shareholder vote so long as immediately after the appointment two-thirds of the trustees have been elected by shareholders. Therefore, having all current Trustees elected by shareholders will facilitate the appointment of future Trustees by the Board should it become necessary. If Mr. Long is not elected by shareholders, each of the current Trustees (including Mr. Long) will continue to serve until the earlier of his or her death, resignation, retirement or removal. The Fund does not hold annual shareholder meetings for the purpose of electing trustees.

The Board is responsible for the overall management of the business and affairs of the Fund. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with Palmer Square, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to its officers, except that Palmer Square is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

Information regarding the Nominee, Trustees and Officers of the Fund

The address of Mr. Long is 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas, 66502. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, Mr. Long has consented to be named in this Proxy Statement and to serve if elected. It is not expected that Mr. Long will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee.

The following table sets forth information about Mr. Long, including his age, principal occupation and business experience for at least the past five years. Mr. Long is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act because of his position with Palmer Square.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Interested” Trustee Nominee
Christopher D. Long (born 1975) Trustee, Chairman of the Board and President	Indefinite; Since February 2018	CEO, President and Founder of Palmer Square Capital Management LLC (2009 - present). Managing Director and Investment Committee Member, Prairie Capital Management, LLC (October 2006 – April 2009). Trustee and Chairman of the Fund Board (February 2018 – present). President (August 2016-present) and Vice President (August 2014- August 2016) of the Fund.	1	None

The following table provides information regarding the current Independent Trustees of the Fund.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee	Indefinite; Since August 2014	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	None
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	None

The following table sets forth information about the officers of the Fund, their ages, principal occupation and business experience for at least the past five years. Each officer listed below is also an employee of Palmer Square.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey Fox (born 1975) Treasurer	Indefinite; Since March 2017	Managing Director, Palmer Square Capital Management LLC (April 2013 –present). Managing Director, Sandler O’Neil and Partners (September 2011 – March 2013).	N/A	N/A
Daniel Fowler (born 1981) Secretary	Indefinite; Since August 2018

Senior Compliance Associate, Palmer Square Capital Management LLC (April 2018 – present). Senior Compliance Associate, Mariner Holdings, LLC (June 2017 – March 2018). Assistant Director of Fund Administration, State Street (March 2015 – May 2017). Fund Administration Manager, State Street (August 2013 – February 2015).

			N/A	N/A
Scott Betz (born 1977) Chief Compliance Officer	Indefinite; Since April 2018

Chief Operating Officer and Chief Compliance Officer, Palmer Square Capital Management LLC (March 2018 – present). Chief Operating Officer, Scout Investments (December 2010 – March 2018). Chief Compliance Officer, Scout Investments (May 2016 – March 2018).

			N/A	N/A

The business address of each Trustee and Officer of the Fund is 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66502.

Board Leadership Structure

The Board is comprised of three members, two of whom are Independent Trustees. The chair of the Board of Trustees is Christopher D. Long. The organization of the Board of Trustees reflects the judgment of the Trustees that it is in the interest of the Fund and its shareholders to both have a majority of the Board be independent and have a senior representative affiliated with the advisor preside at Board meetings, supervise the Board agenda and oversee the business of the Fund between the meetings. The Trustees believe that Mr. Long’s services as chair allows the Board to best leverage his knowledge of the Fund’s operations and investments as a portfolio manager of the Fund. They also believe that the small size of the Board assures significant participation by each Board member so that no independent chairperson is necessary. In its periodic self-assessment of the effectiveness of the Board, the Board will consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management. Additionally, the Board carries out certain of its functions through an Audit Committee and a Nominating and Governance Committee, which are comprised of the Independent Trustees.

The Board met four times during the fiscal year ended July 31, 2018. Each current Trustee, besides Mr. Long who joined the Board in February 2018, attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he or she was a member during the fiscal year ended July 31, 2018. Mr. Long has attended all meetings of the Board since his appointment as Trustee.

Board Committees

The Board has three standing committees: the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•	The function of the Audit Committee is to review the scope and results of the Fund’s annual audit and any matters bearing on the audit of the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting. The Audit Committee operates under a written charter approved by the Board, a copy of which is attached hereto as Appendix B. The Audit Committee is comprised of both of the Independent Trustees and is chaired by Ms. Webber. It does not include any Interested Trustees. The Audit Committee met twice during the fiscal year ended July 31, 2018 with respect to the Fund. The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer. The QLCC meets as needed.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee operates under a written charter approved by the Board, a copy of which is attached hereto as Appendix C. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating Committee is comprised of both of the Independent Trustees and is chaired by Mr. Neville. It does not include any Interested Trustees. The Nominating and Governance Committee met once during the fiscal year ended July 31, 2018.

•	The function of the Valuation Committee is to review fair valued security prices recommended by the Advisor and approve or adjust such prices based on factors included in the Fund’s valuation policy and procedures. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of the Independent Trustees and is chaired by Mr. Neville, but action may be taken by any one of the Independent Trustees. The Valuation Committee meets as needed. The Valuation Committee met [__] during the fiscal year ended July 31, 2018.

Board Oversight of Risk Management

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Fund’s investment advisor the importance of maintaining vigorous risk management programs and procedures. The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Fund’s investment advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s CCO, the advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Trustee Qualifications

The summary set forth below as to the qualifications, attributes and skills of Mr. Long is required by the registration form adopted by the SEC, does not constitute holding out the Board or Mr. Long as having any special expertise or experience, and does not impose any greater responsibility or liability on him or on the Board as a whole than would otherwise be the case.

The Nominating Committee and the Board have considered Mr. Long’s experience, qualification, attributes and skills. The Nominating Committee considered the positions and responsibilities held by Mr. Long with Palmer Square and his knowledge of the Fund’s operations and investments as a portfolio manager of the Fund. The Nominating Committee and the Board concluded that Mr. Long’s position as President of Palmer Square and his extensive experience in the investment management industry, including in the management and operation of the Fund and other registered investment companies, enable him to provide management input and investment guidance to the Board.

Compensation

Each Trustee who is not an employee of Palmer Square receives $7,500 from the Fund for each meeting attended and $2,500 for each special meeting attended. Prior to February 23, 2018, each Trustee who is not an employee of Palmer Square received $5,000 from the Fund for each meeting attended and $2,500 for each special meeting attended. The Fund does not pay retirement benefits to its Trustees and officers. The following table sets forth information regarding all compensation paid to the Trustees during the Fund’s most recent fiscal year ended July 31, 2018.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Trust (1 Fund) Paid to Trustees ($)[1]
Independent Trustees:
Megan Leigh Webber, Trustee	$25,000	__	__	$25,000
James Neville Jr., Trustee	$25,000	__	__	$25,000
Interested Trustee:
Christopher D. Long Trustee	$0	0	0	$0

Mr. Long, as an Interested Trustee, does not receive any compensation from the Fund.

Fund Shares Owned by Trustees

The following table contain information regarding ownership by the Trustees of the Fund, as of October 17, 2018.

Name of Interested Trustee	Dollar Range of Equity Securities in the Fund ($)
Christopher D. Long, Interested Trustee Nominee	[_______]

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund ($)
Megan Leigh Webber, Independent Trustee	$0
James Neville Jr., Independent Trustee	0

Required Vote

Approval for the election of Mr. Long requires an affirmative vote of a plurality of the votes cast at the Meeting. A plurality vote means that the person receiving the highest number of votes will be elected, regardless of whether that person receives a majority of the votes cast.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE ELECTION OF CHRISTOPHER D. LONG AS TRUSTEE OF THE FUND.

PROPOSAL 2 - TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

Palmer Square Capital Management LLC (“Palmer Square”) has served as the investment advisor of the Fund since the commencement of Fund operations in 2014. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square, and a portfolio manager of the Fund, and employee of Palmer Square. Mr. Long currently owns a greater than 25% interest in Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Fund, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”). Mr. Long currently owns a greater than 25% interest in Palmer Square. After completion of the Transaction, Palmer Square will be entirely owned by Mr. and Mrs. Long (indirectly through the wholly-owned entity) and employees of Palmer Square. Other than the change in ownership, the Transaction will not result in any material changes to Palmer Square’s operations. The Fund’s investment objectives and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and shareholders will own the same shares in the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will automatically terminate Palmer Square’s current investment advisory agreement with the Fund (the “Initial Agreement”).

In anticipation of the Transaction and these related events, the Board approved a new advisory agreement on October 17, 2018 (the “New Agreement”) which allows Palmer Square to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the Initial Agreement. The New Agreement will be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the New Agreement will remain in effect for a two-year period. Under the New Agreement, Palmer Square will provide investment advisory services to the Fund, subject to the oversight of the Board, on terms that are substantially similar in all material respects to those of the Initial Agreement and for the same fees that are currently in effect.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement, compensation earned under the new agreement is escrowed until shareholders approve the new agreement, and the investment company’s board of trustees, including a majority of the independent trustees, has approved the interim investment advisory agreement. Pursuant to Rule 15a-4, the Board has appointed Palmer Square to continue to serve as the interim investment adviser to the Fund (effective as of the date of the closing of the Transaction) and is seeking to obtain approval of the New Agreement by the shareholders of the Fund. The New Agreement will terminate 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

On October 17, 2018, the Board, a majority of which who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the 1940 Act, approved the New Agreement. A copy of the New Agreement is included as Appendix B to this Proxy Statement, and all references to the New Agreement are qualified by reference to Appendix D.

Board Consideration of New Agreement

The Board met in-person on October 17, 2018, to consider the terms of the New Agreement. At that meeting, the Board reviewed information regarding the Transaction and Palmer Square’s financial condition. The Board noted that no changes to the Fund’s advisory fee or expense cap were being proposed in connection with the Transaction. In addition, the Board noted that Palmer Square did not expect the Transaction to result in any changes to the day-to-day management of Palmer Square or the Fund, the advisory personnel responsible for managing the Fund, or the objectives or strategies of the Fund. The Board considered Palmer Square’s belief that it had the necessary resources to operate autonomously from Montage Investments, LLC and the Bicknell Family Holding Company, LLC. The Board also considered Palmer Square’s indication that it did not anticipate that the Transaction would result in any material changes to the information it previously presented to the Board in connection with the Board’s annual review of the Initial Agreement in August 2018.

Board Consideration of Initial Agreement

At its August 21, 2018 in-person meeting the Board considered a variety of matters in connection with the annual renewal of the Initial Agreement, including information about the Fund received from Palmer Square and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Palmer Square’s financial condition, certain compliance policies and procedures, personnel providing services to the Fund and their compensation structure, cybersecurity policies and procedures, policies with respect to portfolio execution, reports comparing the performance of the Fund with returns of the Barclays U.S. Aggregate Bond Index and a group of comparable funds (the “Peer Group”) from Morningstar, Inc.’s Nontraditional Bond universe (the “Fund Universe”) for various periods ended June 30, 2018; and reports comparing the investment advisory fee and total expenses of the Fund with those of the funds in its Peer Group and Fund Universe. In considering the Fund’s performance and fees, the Board noted Palmer Square’s explanation that the Fund has a unique investment strategy, which makes construction of a meaningful peer group and selection of a benchmark index challenging; that the Fund had a relatively small asset size and short performance history; and that Palmer Square had waived a portion of its advisory fees to comply with its expense limitation commitments. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Initial Agreement. In addition, the Board considered information reviewed by the Board at other Board and Board committee meetings.

In approving the New Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the performance results of the Fund, the materials the Board reviewed indicated that the total return of the Fund for the three-year period had outperformed the Barclays U.S. Aggregate Bond Index return by 2.78% and underperformed Peer Group and Fund Universe median returns by 0.37% and 1.34%, respectively. The Trustees observed that the Fund’s underperformance against the medians for the three-year period was primarily due to significant underperformance during the first quarter of 2016 and noted Palmer Square’s explanation that in January and February 2016 the Fund’s holdings in collateralized loan obligation debt had experienced significant downward price volatility, but in March 2016 that market began to recover. The materials also indicated that the total return of the Fund for the one-year period had outperformed the Index return by 5.97% and the Peer Group median return by 1.93%, and slightly underperformed the Fund Universe median return by 0.35%. With respect to the Fund Universe median return comparison, the Trustees noted the unique investment strategy of the Fund and the difficulty in identifying an appropriate Fund Universe for comparison.

The Board noted its familiarity with Palmer Square and considered the overall quality of services provided by Palmer Square to the Fund. In doing so, the Board considered Palmer Square’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the day-to-day activities of the Fund. The Board also discussed the overall quality of Palmer Square’s organization and operations, the commitment of Palmer Square to the maintenance and growth of the Fund’s assets, and Palmer Square’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Palmer Square to the Fund were satisfactory.

With respect to the advisory fees and expenses paid by the Fund, the materials indicated that (i) the investment advisory fee (gross of fee waivers) was above the Peer Group and Fund Universe medians by 0.12% and 0.25%, respectively, and (ii) the total expenses paid (net of waivers) was below the Peer Group median by 0.15% and equal to the Fund Universe median. The Trustees noted, however, that the Fund’s average net assets were considerably smaller than the average net assets of funds in the Peer Group. The Trustees also noted that the Fund’s advisory fee is 0.50% lower than the advisory fee that Palmer Square charges for a private fund with a similar objective and policies as the Fund and 0.35%-0.50% higher than the advisory fee that Palmer Square charges for separately managed accounts with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires certain additional services, including compliance with certain requirements under the 1940 Act, that do not apply to Palmer Square’s separately managed accounts. The Trustees also considered Palmer Square’s management of the Fund’s unique investment strategy and interval fund structure. The Board and the Independent Trustees concluded that the compensation payable to Palmer Square under the Initial Agreement was fair and reasonable in light of the nature and quality of the services Palmer Square provides to the Fund and the Fund’s expenses were reasonable.

The Board also considered information relating to Palmer Square’s profits with respect to the Fund, noting that Palmer Square had waived a portion of its fees, and determined that the profit level was reasonable. The Board also considered the benefits received by Palmer Square as a result of Palmer Square’s relationship with the Fund (other than its receipt of investment advisory fees), including beneficial effects from the review by the Fund’s Chief Compliance Officer of Palmer Square’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although the Fund has no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to the Fund.

Conclusion

Based on its review, including its consideration of the fact that Palmer Square’s compensation under the proposed New Agreement is the same as its compensation under the Initial Agreement, the Board concluded that Palmer Square would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Palmer Square to the Fund the compensation to be paid to it under the New Agreement is fair and reasonable, and that approval of the New Agreement is in the best interest of the Fund and its shareholders.

Information Regarding Palmer Square

Palmer Square Capital Management LLC, located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205, is the investment advisor to the Fund. Palmer Square is registered as an investment advisor with the U.S. Securities and Exchange Commission. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employee of Palmer Square. As of September 30, 2018, Palmer Square had approximately $7.5 billion under management.

The name and principal occupation of the principal executive officers of Palmer Square, located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205, is listed below. Mr. Long serves as President, portfolio manager and “interested trustee” of the Fund. Mrs. Long serves as portfolio manager of the Fund. Mr. Betz serves as Chief Compliance Officer of the Fund.

Name	Principal Occupation/Title
Angie K. Long	Chief Investment Officer and Portfolio Manager
Christopher D. Long	CEO, President and Portfolio Manager
Scott Betz	Chief Operating Officer and Chief Compliance Officer

The following information was provided by Palmer Square regarding a private fund for which it serves as advisor that has investment objectives and investment strategies similar to those of the Fund.

Accounts/Fund	Fee Rate	Assets Advised by Palmer Square as of September 30, 2018
Opportunistic Credit Fund	1.50% fee; 10% incentive allocation above 5% hurdle	$314 million

Terms of the New Agreement

The terms of the New Agreement are substantially the same as the terms of the Initial Agreement, except that, as required under the 1940 Act, the New Agreement will terminate with respect to the Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund, and compensation earned under the New Agreement will be escrowed until shareholders approve the New Agreement.

If approved by the shareholders of the Fund, the New Agreement would continue in force with respect to the Fund until two years after its effective date, unless sooner terminated as provided in the New Agreement. The New Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act). The New Agreement could be terminated by the Trust at any time with respect to the Fund without the payment of any penalty, upon giving Palmer Square 60 days’ notice, provided that such termination has been directed by the Board or by a vote of the holders of a majority of the voting securities of the Fund. The New Agreement could also be terminated by Palmer Square on 60 days’ written notice to the Fund.

Under the New Agreement, as under the Initial Agreement, Palmer Square would be entitled to annual fees of 1.00% of the average daily net assets of the Fund. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses), do not exceed 1.50% of the average daily net assets of the Fund. This agreement will remain in effect until December 1, 2019. Palmer Square is permitted to seek reimbursement from the Fund of previously waived fees or reimbursements to the Fund for three full fiscal years from the date fees were waived or Fund expenses were paid if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Palmer Square entered into the Initial Agreement effective as of August 28, 2014. The Initial Agreement was submitted to the initial shareholder of the Fund for the purpose of approving the agreement. The initial shareholder of the Fund approved the Initial Agreement on August 28, 2014. Pursuant to the Initial Agreement, for the fiscal year ended July 31, 2018, Palmer Square received advisory fees of $977,867 and waived $146,289 of its advisory fees.

Required Vote

Approval of the appointment of Palmer Square as investment advisor to the Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the appointment of Palmer Square is not approved, the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another investment advisor, or the Board may liquidate the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE ADVISORY AGREEMENT BETWEEN THE FUND AND PALMER SQUARE.

Voting Procedures – How to Vote

This Proxy is being solicited by the Board of the Fund. You can vote by mail, telephone, internet or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. To vote by telephone, call the number printed on the enclosed proxy card(s) and follow the prompts. To vote by internet, access the website address printed on the enclosed proxy card(s) and follow the prompts. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

Palmer Square will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Fund and officers and employees of Palmer Square, without additional compensation, may solicit proxies in person or by telephone. Broadridge Financial Solutions, Inc. has also been engaged to assist in the solicitation of proxies, at an estimated cost of $________. Palmer Square will pay all of the costs of the proxy solicitation by Broadridge Financial Solutions, Inc.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Fund at Palmer Square Opportunistic Income Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-866-933-9033.

Quorum and Adjournments

The presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. The Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. A majority of shares of the Fund represented at the meeting can adjourn the meeting. The persons named as proxies will vote in favor of adjournment those shares of the Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. “Broker non-votes” and abstentions will have the effect of votes against adjournment.

The Fund will count the number of votes cast “for” approval of each proposal to determine whether sufficient affirmative votes have been cast with respect to the proposal. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

GENERAL INFORMATION

The principal executive offices of the Fund are located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205. Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Fund’s co-administrator, and UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Fund’s other co- administrator and as the Fund’s transfer agent and fund accountant. The Fund’s principal underwriter is Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Fund. Counsel to the Fund and the Independent Trustees is Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071.

Independent Public Accountants

Tait, Weller & Baker, LLP (“Tait Weller”) has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Board, including a majority of the Independent Trustees, to audit the Fund for the fiscal year ended July 31, 2018 and the current fiscal year ending July 31, 2019. Representatives of Tait Weller are not expected to be present at the Meeting.

Audit Fees. Audit fees are for performing an audit of the Fund's annual financial statements or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit.

Tax Fees. Tax fees include professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning.

All Other Fees. All other fees would include products and services provided by the independent registered public accounting firm other than services reported under the prior three categories.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by Tait Weller.

	FYE 7/31/2018	FYE 7/31/2017
Audit Fees	$15,750	$15,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

There were no non-audit fees billed by Tait Weller for services rendered to the Fund’s investment advisor or any entity controlling, controlled by, or under common control with the Fund’s investment advisor that provides ongoing services to the Fund during the last two fiscal years.

The Fund’s Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee has considered whether the provision of non-audit services rendered to the Fund’s investment advisor or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund and not pre-approved pursuant to paragraph (c)(7)(ii) of Rule2-01 of Regulation S-X would be compatible with maintaining the principal accountant’s independence. No such services were rendered.

The Fund will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to Palmer Square Opportunistic Income Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-866-933-9033.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Shareholder Communications with Board of Trustees

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Fund and sending the communication to 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund, and (iv) identify the number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%

of the Palmer Square Opportunistic Income Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of October 17, 2018
Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA 94105	3,504,867.646	48.74%

A-1

APPENDIX B

Audit Committee Charter

I.	PURPOSE

The Audit Committee is a committee of the Board of Trustees of Palmer Square Opportunistic Income Fund (the “Board”). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the quality and integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (3) the independent auditors’ qualifications and independence; (4) the performance of the Trust’s independent auditors; and (5) the Trust’s risk management practices with respect to accounting and financial reporting matters. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions and the Board.

•	Trust management has the primary responsibility to establish and maintain systems for accounting, reporting, internal control over financial reporting and risk management.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust’s accounting, reporting and internal control practices.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Members of the Audit Committee are not full-time employees of the Trust and, in serving on this committee, are not and do not hold themselves out to be acting as accountants or auditors. Similarly, the Audit Committee’s review of management’s processes to assess and manage risk with respect to accounting and financial reporting matters does not substitute for the responsibilities of the Trust’s management in this area.

II.	COMPOSITION

The Audit Committee shall be comprised of ”non-interested” board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940; and

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

The members and Chairman of the Audit Committee shall be elected by the Board and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

The function of the Audit Committee is oversight. To fulfill its responsibilities and duties the Audit Committee shall:

A.	Charter

Review this Charter annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1.	Trust management and the independent auditors will report to and discuss with the Audit Committee any changes to:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

(b)	their separate evaluation of the adequacy and effectiveness of the Trust’s system of internal controls, including those of the Trust’s service providers.

2.	Review, with Trust management and the independent auditors, any significant audit findings or recommendations related to the Trust’s systems for accounting, reporting and internal controls and Trust management’s response.

3.	Review in a general manner the Trust’s risk management processes implemented by management with respect to accounting and financial reporting matters and report any findings to the Board.

4.	Establish and monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

5.	Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

C.	Independent Auditors

1.	Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

2.	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

3.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to an adviser of a series of the Trust (an “Adviser”) (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

4.	On an annual basis, request, receive in writing and review a report by the independent auditors describing:

(a)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(b)	all relationships between the independent auditors and the Trust, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with any Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors’ independence required by PCAOB Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.	On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

6.	On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

7.	Review the management letter prepared by the independent auditors and Trust management’s response.

D.	Financial Reporting Processes

1.	Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Auditing Standards No. 16, including, but not limited to:

•	the independent auditors’ judgments about the quality, and not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting;

•	the process used by Trust management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

•	all significant adjustments arising from the audit, whether or not recorded by the Trust;

•	when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

•	any disagreements with Trust management regarding accounting or reporting matters;

•	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

•	significant deficiencies in the design or operation of internal controls.

2.	The independent auditors shall report, within 90 days prior to the filing of the Trust’s annual financial statements with the SEC, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

(c)	other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences;

(d)	all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee; and

(e)	all communications received regarding current regulations issued by the Public Company Accounting Oversight Board (“PCAOB”).

3.	Review with Trust management a report by Trust management covering any Form N-CSR and Form N-Q filed.

E.	Process Improvements

Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

F.	Legal and Compliance

1.	Review any legal or regulatory matters that arise that could have a material impact on the Trust’s financial statements.

2.	Review policies and procedures with respect to risk assessment and risk management with respect to accounting and financial matters, including the steps Trust management has taken to monitor and control such risk exposures.

3.	Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

G.	Other Responsibilities

1.	Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee’s judgment, that is appropriate.

2.	Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

3.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.	FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.2 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Background and Definitions

for
Audit Committee Charter

The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.	Composition

An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

II.	Responsibilities and Duties

A.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for an Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

1. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

B.	Control Affiliate

As used in Section IV.C.3, “control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

C.	Prohibited Non-Audit Services

Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in Section IV.C.2, these prohibited non-audit services would include:

1.	bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

D.	Other Definitions

“Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

“Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

“Internal control over financial reporting” is a process designed by, or under the supervision of, the Trust’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust’s Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust’s assets that could have a material effect on the financial statements.

APPENDIX C

Nominating and Governance Committee Charter

Purposes and Organization

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Palmer Square Opportunistic Income Fund (the “Trust”) is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).1 The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

[1]	As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an “interested person,” as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

APPENDIX D

INVESTMENT ADVISORY AGREEMENT
BETWEEN
PALMER SQUARE OPPORTUNISTIC INCOME FUND

AND

Palmer Square Capital Management llc

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of ______ , 20__, between Palmer Square Opportunistic Income Fund, a Delaware statutory trust (the “Fund”) and Palmer Square Capital Management LLC, a Delaware Limited Liability Company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, which is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of The Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Fund’s Board of Trustees (the “Board”), the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Board fully informed with regard to the Fund’s investment performance and investment mandate compliance; and (v) furnish the Board with such other documents and information as the Board may from time to time reasonably request.

(b) In performing its duties under this Section 2 with respect to the Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Fund and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to the Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-adviser to the Fund, the Advisor shall (x) assess the Fund’s investment focus and investment strategy for the sub-advised portfolio of the Fund; (y) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of the Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Fund on the performance of each investment sub-advisor.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-2; and (v) compliance policies and procedures of the Fund adopted by the Board of Trustees of the Fund;

(b) will, with respect to the Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

(e) will supply such information to the Fund’s co-administrators and permit such compliance inspections by the Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

(f) will use its best efforts to assist the Fund in implementing the Fund’s disclosure controls and procedures, and will from time to time provide the Fund a written assessment of its compliance policies and procedures that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations pursuant to Rule 38a-1 under the 1940 Act.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Fund will not object to the Advisor maintaining copies of any such records, including the performance records of the Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between the Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions. The Fund may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) initial organizational and offering expenses, fees and expenses (including legal fees) relating to issuing, registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Fund’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Funds jurisdiction of organization and fees and expenses of special counsel, if any, for the Fund’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders and prospective shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund; (xxii) audit fees; (xxiii) fees and expenses in connection with repurchase offers and any repurchases of Fund shares; and (xxiv) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others; and

(b) the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

8. Compensation of the Advisor. Subject to paragraph 10(b), the Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Fund or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination.

(a) This Agreement shall become effective with respect to the Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”). If so approved, then unless sooner terminated with respect to the Fund as provided herein, this Agreement shall continue in effect with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

(c) This Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved (x) by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (y) by the Advisor on 60 days’ written notice (which notice may be waived by the Fund). Notwithstanding the foregoing, during the Interim Period the Board or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Use of the Names of the Fund. The Advisor has consented to the use by the Fund of the name or identifying word “Palmer Square” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “Palmer Square” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “Palmer Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Fund’s Agreement and Declaration of Trust, as amended (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Fund on behalf of the Fund as trustee, and not individually, and, as provided in the Fund’s Agreement and Declaration of Trust, the obligations of the Fund are not binding on the Fund’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Fund shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE FUND:

PALMER SQUARE OPPORTUNISTIC INCOME FUND

By:
Name:
Title:

THE ADVISOR:

PALMER SQUARE CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Appendix A

TO INVESTMENT ADVISORY AGREEMENT
BETWEEN
PALMER SQUARE OPPORTUNISTIC INCOME FUND

AND

Palmer Square Capital Management llc

Fund/Class	Advisor Fee	Effective Date
Palmer Square Opportunistic Income Fund	1.00%	_______, 20__

PALMER SQUARE
CAPITAL MANAGEMENT®

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52477-S77493

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Withhold
1. Election of Christopher D. Long as Trustee	☐	☐

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date